UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

MYOFFIZ, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K/A, Amendment No. 1 is being filed to provide additional disclosure relating to the acquisitions, risk factor disclosures and an executed Exchange Agreement.

Item 1.01  Entry Into a Material Definitive Agreement.

On October 1, 2004, MyOffiz, Inc. (the “Registrant”) entered into an Exchange Agreement (the “Agreement”) with GoPublicToday.com, a Nevada corporation (“GPT”), Pubco White Papers, Inc., a Nevada corporation (“PWP”), Nevada Fund, a Nevada corporation (“NF”), Public Company Management Services, Inc., a Nevada corporation (“PCMS”), and the majority shareholders of GPT, PWP, NF or PCMS, Brock Family Trust (the “Trust”), and Stephen Brock.  The Trust and NF are the majority shareholders of GPT.  The Trust is the majority shareholder of NF and the sole shareholder of PCMS.  Stephen Brock is the sole shareholder of PWP.

Pursuant to the Agreement, the Registrant acquired 5,000,000 shares of common stock (or approximately 92.1%) of GPT, 5,000,000 shares of common stock (or 100%) of PWP, 5,000,000 shares of common stock (or approximately 98.0%) of NF, and 5,000,000 shares of common stock (or 100%) of PCMS in exchange for an aggregate of 15,326,650 newly issued treasury shares of the Registrant’s common stock.  The transaction is referred to herein as the “Acquisition.”

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 1, 2004, the Registrant acquired approximately 92.1% of GPT, 100% of PWP, approximately 98.0% of NF, and 100% of PCMS in exchange for 15,326,650 newly issued treasury shares of the Registrant’s common stock.  There were 19,920,000 shares of the Registrant’s common stock issued and outstanding immediately after the Acquisition.  The Registrant acquired the shares of GPT from the Trust and NF, the shares of NF and PCMS from the Trust, and the shares of PWP from Stephen Brock.  NF and Stephen Brock transferred their interest in the Registrant to the Trust.  GPT, PWP, NF and PCMS are collectively referred to herein as the “Subsidiaries.”  Prior to the Acquisition, certain of the Subsidiaries conducted business operations, which business operations they will continue subsequent to the Acquisition.

As of the filing of this report, there is a minority interest in GPT consisting of 428,000 shares of common stock.  There is also a minority interest in NF consisting of 100,000 shares of common stock.  As part of the Acquisition, the Registrant plans to acquire these minority interests in exchange for an aggregate of 404,624 shares of the Registrant’s common stock.  There will be 20,324,624 shares of the Registrant’s common stock issued and outstanding after acquiring the minority interests, assuming no other issuances.  The Registrant is only authorized to issue 20,000,000 shares of common stock, and plans to file a Schedule 14C to increase its authorized common stock prior to acquiring the minority interests.

The Registrant is a holding company for, and will conduct its operations (discussed below) through, the Subsidiaries.  As a result of the Acquisition of the Subsidiaries and the continuation of their business operations, the Registrant has changed its business focus.  The term “Company” as used herein shall include a reference to the Registrant, GPT, PWP, NF, and PCMS unless otherwise stated.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

The Company is a management and consulting firm that focuses its products and services on private and small public companies that, as determined by the Company’s management, have the following characteristics:

o

development stage or early stage companies with a business plan that provides a definable path to profitable growth in no more than three to five years;

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companies that operate in established markets or in market segments having a reasonable probability of marketing success;

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companies that can support favorable financial expectations including the return on investment being sought by the Company’s management; and

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companies that have an experienced management team.

As such, the Company believes that it will enable its stockholders to indirectly participate in private equity investments in a way not typically available to most investors due to the private nature of most of our Portfolio Companies (as defined below), the size of the financial commitments often required in order to participate in such investments, and/or the experience, skill and time commitment required to identify and take advantage of these opportunities.

The Company is composed of four (4) subsidiaries, GoPublicToday.com (“GPT”), Pubco White Papers, Inc.(“PWP”), Nevada Fund (“NF”), and Public Company Management Services, Inc.  (“PCMS”).  GPT is an investment advisor regulated by the State of Nevada.  PWP serves as an informational resource for private and small public companies as well as a marketing company for the Registrant’s products and services.  NF is an investment vehicle that holds equity investments in various public companies.  PCMS is a strategic project management company.  The Company believes that collectively the Subsidiaries provide solutions for private companies

The Company actively works with private companies seeking to be publicly traded.  The Company facilitates the process for these clients to convert from a private company to a public company and to maintain their public status once converted.  In addition, the Company provides its clients with white papers that address critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general.

GoPublicToday.com (“GPT”)

GPT is a Nevada corporation that was organized on May 26, 2000.  On May 4, 2001, GPT became a registered investment advisor regulated by the Securities and Exchange Commission (“the Commission” or the “SEC”).  In June 2004, the Commission informed GPT that GPT was not required to be registered with the Commission as an investment advisor.  The Nevada Secretary of State, Securities Division (the “Division”) requested that GPT register with the Division as an investment advisor.  The Division approved GPT’s application on June 18, 2004.  GPT withdrew its registration with the SEC on June 25, 2004.

GPT is a registered investment advisory firm that specializes in direct public offering programs. GPT provides a full spectrum of financial advisory services, including business plan reviews, to a client base that includes emerging companies as well as established entities.  GPT facilitates the process for its private company clients (“Portfolio Companies”) to convert to public companies and to maintain their public status once converted.  GPT accepts a large portion of its fee in the form of equity in the Portfolio Companies.  With a vested interest in the success of the Portfolio Companies, GPT considers itself a partner in their growth.

GPT conducts a business plan review (the “Review”) as its first step in providing services to Portfolio Companies.  The Review enables GPT to assess the Portfolio Companies and their potential in the marketplace.  GPT’s next step is to facilitate the process for Portfolio Companies to convert to public companies by registering securities under the Securities Act of 1933 (the “Securities Act”) and obtaining a listing of such securities on the OTCBB.  GPT provides (or contracts with other Subsidiaries or third parties unrelated to GPT or the Company to provide) the following services that facilitate this process:

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reviewing and changing the client’s mix of debt and to meet the goals and objectives of the client’s management team;

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performing due diligence review of the client’s management;

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engaging PWP to prepare a business plan for the client in the event that the client does not have an up-to-date and accurate business plan;

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developing a peer group of public companies for the client based on SIC Codes;

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conducting a comparison analysis to determine a potential initial trading price;

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facilitating negotiations between Portfolio Companies and independent public accountants to conduct an audit;

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overseeing state blue sky filings;

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negotiating with attorneys to provide legal work regarding corporate and securities matters;

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overseeing compliance with the filing requirements of the Securities and Exchange Act of 1934 (the “Exchange Act”);

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identifying a brokerage firm that will make a market in the clients’ securities

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assisting the client and the brokerage firm in completing Form 2c-11 for filing with the National Association of Securities Dealers (the “NASD”) for quotation on the OTCBB;

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requiring Portfolio Companies to enter into a one-year corporate administration and compliance contract with PCMS regarding their Exchange Act reporting requirements; and

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submitting reports on the Commission’s Edgar database.

GPT also provides (or contracts with related parties or third parties unrelated to GPT to provide) significant management assistance services in the areas of financial oversight, strategic growth planning, and legal, financial consulting or other services to such clients’ management teams.  GPT plays a role in setting corporate strategies and advising Portfolio Companies regarding important decisions affecting their businesses, including analyzing potential acquisitions, recruiting key managers, and evaluating strategic opportunities.

In certain instances, GPT may contract with M & A Capital Advisers, LLC (”M & A Capital”), a licensed broker-dealer, to assist Portfolio Companies in their efforts to raise money through an offering pursuant to Regulation D of the Securities Act.  Stephen Brock, the Registrant’s President, is the majority owner of M&A Capital.

GPT also plans to operate under the assumed name “Foreign Company Listing” (“FCL”).  GPT plans for FCL to assist non-US companies to get listed and trading in the United States via a Form 20-F registration statement.  The SEC provides a separate integrated disclosure system for foreign private issuers for this type of registration.  FCL will facilitate the preparation of the registration statement as well as all ancillary regulatory and compliance issues related to companies that have registered on Form 20-F.  As of the filing of this report, GPT has not provided any of the services that it contemplates will be provided under the assumed name FCL.

PubCo White Papers, Inc. (“PWP”)

PWP is a Nevada corporation that was organized on July 22, 2003.  PWP offers white papers critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general. PWP also markets the products and services provided by the Subsidiaries.  The white papers address a wide range of topics including regulatory, strategic planning and financing issues that impact the market and provide a source of access to information about the capital markets in the US.

PWP created the website, PubcoWhitePapers.com, to provide an easily assessable destination to the information companies need to go public, stay public, and access the funding that they need to reach their potential.  PWP categorizes the information into topic areas to make it easier for visitors to find the information sought.   Visitors may email PWP concerning topics that are not listed.  This provides a channel to open dialogue with not only white paper customers but also potential clients for other services within the PCMC network.  PWP continuously seeks ways to educate business owners on the possibilities that the US capital markets afford.

Nevada Fund (“NF”)

NF is a Nevada corporation that was organized on August 20, 1998.  NF has primarily been a vehicle for the acquisition of debt or equity in various public companies in exchange for cash.

Public Company Management Services, Inc. (“PCMS”)

PCMS is a Nevada corporation that was organized on July 16, 2004.  PCMS functions as a strategic project management firm providing a suite of professional services available to companies trading on the OTCBB or the Pink Sheets®, private companies, and other market participants. PCMS contracts with clients to provide services for one (1) year.  PCMS offers small public companies access to a broad range of professional services such as financial consultants, attorneys, certified public accountants and boutique investment bankers.  PCMS’s services are designed with small companies in mind.  The services are geared toward assisting in corporate administration and coordinating compliance with the appropriate rules and regulations pertaining to public companies.   PCMS offers the following corporate administration and compliance management services:

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Sarbanes-Oxley Readiness Services;

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Corporate Governance Assessment;

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Regulatory Risks (PATRIOT, HIPAA, SAS 70, GLB);

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Human Resource Compliance; and

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Federal and State Securities Regulations

COMPETITIVE BUSINESS CONDITIONS

The number of companies going public and requiring access to capital has significantly increased in years.  There is also significant growth in the use of the Internet for offering efficient business-to-business commerce.  The market for capital and financing resources for emerging growth companies is intensely competitive.

We compete with a large number of consulting firms, investment banks, merchant banks, and other companies, as well as traditional financial services companies such as commercial banks and other sources of consulting in connection with our investment activity.  Many of these entities have greater financial and managerial resources than we do. Numerous smaller competitors also exist in this industry.  They tend to be: (i) specialized and only offer one type of financing service; (ii) traditional and only provide non- Internet, face-to-face operations, or (iii) small scale and only able to accommodate a few clients each year.  We compete with these entities primarily on the basis of the quality of our services, the experience and contacts of our management team, our investment analysis and decision-making processes, and the engagement terms we offer our Portfolio Companies concerning our fees which we receive partly in cash and partly in equity.  The Company believes that it fills a void and provides a market niche for privately-held companies seeking to be publicly traded in the US.  The Company offers a variety of financial consulting services targeted toward this market.  However, there can be no assurance that we will be able to successfully compete or that our existing or potential competitors will not develop products or services equal to or better than those marketed by us.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

The Company is not dependent on any one or a few customers.

PATENTS, TRADEMARKS & LICENSES

The Company does not own any patents or trademarks.  GPT is licensed as an investment advisor in the State of Nevada.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

GPT is regulated by the Division as an investment advisor under Nevada’s Uniform Securities Act.  GPT was subject to examination prior to becoming licensed.  The Administrator of the Division without previous notice, may examine GPT’s records in order to determine compliance with the Uniform Securities Act.  In the event that GPT is not in compliance with the Nevada Act, the Administrator may suspend or revoke GPT’s license or impose fines on GPT.

EMPLOYEES

Stephen Brock, our sole director, is also our only employee.  Mr. Brock serves as our President, Secretary and Treasurer on a full-time basis.

DESCRIPTION OF PROPERTY

Stephen Brock, our President, Secretary and Treasurer provides office space to us at 5770 El Camino Road, Las Vegas, Nevada 89118 free of charge.

LEGAL PROCEEDINGS

On July 27, 2004 NF and Stephen Brock filed a lawsuit in the District Court of Clark County, Nevada against Ugomedia Interactive Corporation (“Ugomedia”) for breach of contract.  On February 27, 2003, Ugomedia executed a convertible promissory note in favor of NF in the principal amount of $175,000, bearing interest at a rate of six percent (6%) per annum.  The entire outstanding principal and accrued interest became due and payable on February 27, 2004.  Despite repeated demands for payment, Ugomedia failed and refused to pay NF any part of the sums due and owing.

On June 14, 2004, GPT sent a demand letter to Terrax, Inc. (“Terrax”).  Terrax signed a contract for services with GPT in March 2002.  The contract terms stipulated a cash payment of $75,000 payable in increments and an equity payment of 500,000 shares of restricted common stock of Terrax.  In April 2002, GPT assisted Terrax in an offering in Nevada that was exempt under Rule 504 of Regulation D of the Securities Act.  Although the client transferred the stock and made a partial payment, the full obligations of the contract were not and are still not paid in full.  GPT is seeking to recover its unpaid fees pursuant to the contract.

GPT also sent a demand letter to Escape International, Inc. (“Escape”) in June 2004.  Escape contracted with GPT in February 2004 for GPT to assist Escape in filing a Form SB-2 registration statement under the Securities Act.  The contract provided for a cash payment in the amount of $75,000 of which $10,000 was paid and an equity payment of 500,000 shares of restricted common stock of Escape.  GPT performed (or contracted with third parties to perform) numerous services on behalf of Escape including but not limited to a business plan review, establishing a Nevada corporation, corporate record book development, and drafting private placement documents for an initial founders round.  Escape has not issued the restricted stock to GPT.  GPT is seeking to recover its unpaid fees pursuant to the contract.

In the event that either Terrax or Escape do not meet GPT’s demands, GPT may file a formal lawsuit against them.

RELATED PARTY TRANSACTIONS

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Stephen Brock, our President, Secretary and Treasurer, provides office space to us free of charge.

RISK FACTORS

WE NEED A SUBSTANTIAL AMOUNT OF ADDITIONAL FINANCING.  It is imperative that we raise $1.5 million of additional capital to fully implement our business plan.  The Company intends to raise the additional capital in one or more private placements.  The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Company is unable to raise such additional financing, it would have a materially adverse effect upon the Company’s ability to implement its business plan, and may cause the Company to curtail or scale back its current operations.

THERE IS NO CURRENTLY AVAILABLE FINANCIAL INFORMATION RELATED TO THE SUBSIDIARIES OR THE COMPANY ON WHICH YOU CAN MAKE AN INVESTMENT DECISION IN OUR COMMON STOCK.  On October 1, 2004, we acquired GPT, PWP, NF and PSMS.  As a result of the Acquisition we changed our business focus.  As of the filing of this report we have not provided the financial information (the “Financial Information”) required by the Exchange Act.  We plan to provide such information within 75 days of the Acquisition in accordance with the Commission’s rules.  Until such time as we provide the Financial Information, you cannot make an informed investment decision regarding our common stock which currently trades under the symbol “MYFZ”.

WE MAY BE REQUIRED TO REGISTER AS AN INVESTMENT COMPANY UNDER THE 1940 ACT.  The Company believes that it is primarily engaged in the business of providing consulting services and that the ownership of securities is an incidental result of such business operations.  If, however, the Commission determines that we meet the definition of an investment company, we may be required to register under the Investment Company Act 1940 (the “1940 Act”).  Such registration is expensive and could substantially alter our business model.

INVESTING IN PRIVATE COMPANIES INVOLVES A HIGH DEGREE OF RISK.  Our business operations will consist primarily of working with small private companies in which we will take an equity investment in the form of restricted securities as part of our fee. Working with, and investing in, private companies involve a high degree of business and financial risk.  These risks can result in substantial losses.  Accordingly our business activities should be considered speculative. There is generally no publicly available information about the companies with which we work, and we rely significantly on the diligence of our management team to obtain information in connection with our engagement decisions. Typically, such companies depend on the management talents and efforts of one person or a group of persons for their success, and the death, disability or resignation of one or more of these persons could have a material adverse impact on such companies that in turn would have a material adverse impact on investment in such companies. In addition, smaller businesses often have narrower product lines and smaller market shares than their competition. Such companies may also experience substantial variations in operating results. These companies may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.  The illiquidity of the restricted securities that we accept as part of our fee limits our ability to dispose of these investments at times when it may be advantageous for us to do so.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY-HELD SECURITIES.  We value our privately held equity based on a determination of their fair value made in good faith in accordance with our established guidelines. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost. Due to the uncertainty inherent in valuing securities that are not publicly traded, our determinations of fair value may differ significantly from the values that would exist if a ready market for these securities existed.

OUR BORROWERS MAY DEFAULT ON THEIR PAYMENTS.   We may make loans to small and medium-sized private companies for the payment of our fees which may involve a higher degree of default risk than deferring fees or lending to larger, more established companies. We primarily lend to and will continue to lend to companies that may have limited financial resources. Numerous factors may affect the borrower’s ability to make scheduled interest payments and ultimately to repay our loan, including the borrower’s failure to meet its business plan, a downturn in its industry or negative economic conditions. Our securities are typically junior to any bank debt that our clients have, and our loans are often unsecured. To the extent that we have a secured position in a company, our claims to any collateral will be subordinated to the claims of any senior lenders.  Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

WE DEPEND HEAVILY ON STEPHEN BROCK.  The success of the Company heavily depends upon the personal efforts and abilities of Stephen Brock, a director of the Company and the Company’s President, Secretary and Treasurer.  The Company has not entered into employment agreement with Mr. Brock.  Mr. Brock may voluntarily terminate his services at any time.  The loss of Mr. Brock could have a material adverse effect on our business, results of operations or financial condition.  In addition, the absence of Mr. Brock will force us to seek a replacement who may have less experience or who may not understand our business as well, or we may not be able to find a suitable replacement.

WE DEPEND SOLELY ON STEPHEN BROCK AND OUR MANAGEMENT TEAM TO MAKE INVESTMENT DECISIONS.  We work with companies selected by Stephen Brock, our President. Our stockholders have no right or power to take part in our management and do not receive the detailed financial information made available to our management by Portfolio Companies in connection with the Review of possible engagements. Accordingly, investors must be willing to entrust all management aspects to Mr. Brock and other members of our management team. Although Mr. Brock and other members of our management team have previous experience making and managing private equity investments, there can be no assurance that our management will be successful in making or managing such investments.  In the event that Mr. Brock makes poor investment decisions, it will have a material adverse effect on our business operations and results of operations.

STEPHEN BROCK’S INTERESTS MAY CONFLICT WITH OUR INTERESTS.  Our President, Stephen Brock, is also involved in other investment banking and business activities in addition to the duties he fulfills for us including M&A Capital Advisers, LLC, an investment banking firm focused on merging public companies and private companies together and raising money through non-registered private placements.  Mr. Brock’s interests and the interests of other investment banking and business activities in which he participates may conflict with our interests particularly regarding the selection of engagements and the allocation of Mr. Brock’s time.

WE DO NOT ANTICIPATE PAYING DIVIDENDS IN THE NEAR FUTURE.  To date, the Company has not paid any dividends on its common stock.  We intend to reinvest our cash earnings, if any, in the company with the goal of increasing the value per share for the shareholders of the Company.  We do not expect to pay cash dividends in the near future.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE FUTURE GROWTH EFFECTIVELY.  We expect our company to grow significantly in the years ahead. Our ability to sustain continued growth depends on our ability to identify and evaluate, and our ability to finance and work with, companies that meet our criteria. Accomplishing such a result is largely a function of our management of the consulting process and the availability of suitable companies in the marketplace with which to work. Any failure to manage effectively our future growth could have a material adverse effect on our business, financial condition and results of operations.

WE OPERATE IN A COMPETITIVE MARKET FOR OPPORTUNITIES.  We compete with a large number of investment banks and other consulting firms, as well as traditional financial services companies such as commercial banks and other sources of financing in connection with our business activity. We also compete with media and educational companies, and compliance vendors.  The Company’s relative position in the industry is insignificant and most of our competitors have substantially greater resources than we do. Increased competition would make it more difficult for us to make investments with attractive return characteristics.

INVESTMENTS IN SECURITIES OF SMALL-CAPITALIZATION PUBLIC COMPANIES MAY INVOLVE A HIGHER DEGREE OF RISK THAN OTHER INVESTMENTS.  We intend to accept a portion of our fee for services in securities of private companies seeking to become small-capitalization public companies.  Often times there is no market for such securities, or, if there is a market, it is illiquid and/or sporadic.  As a result, investments in such securities may involve greater risks than other investments. Because these companies often have fewer shares outstanding than larger companies, it may be more difficult for us to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. In addition, small-capitalization public companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established public companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies.  If there is no market for the securities that we hold or such markets are illiquid or sporadic, it will have a material adverse effect on our ability to buy or sell such securities even if our management believes it is advisable to do so.

ECONOMIC RECESSIONS OR DOWNTURNS COULD IMPAIR OUR CLIENT COMPANIES AND HARM OUR OPERATING RESULTS.  Many of the companies in which we have worked with or will work with may be susceptible to economic slowdowns or recessions. An economic slowdown may impact the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our operational costs.

Our business of positioning private companies for liquidity events via getting publicly listed and trading also may be impacted by current and future market and economic conditions. Significant changes in the public equity markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on the equity portion of our fee.

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS.  We have only recently elected to reformulate our business model and we have only a limited history of operations upon which you can evaluate our business as such.   In addition, at least one of our subsidiaries is less than a year old.

CHANGES IN LAWS OR REGULATIONS THAT GOVERN US COULD HAVE A MATERIAL ADVERSE IMPACT ON OUR OPERATIONS.  GPT is regulated by the State of Nevada Secretary of State, Securities Division as an investment advisor under Nevada’s Uniform Securities Act. These laws and regulations may be changed from time to time, and interpretations of the relevant laws and regulations are also subject to change.  Changes in the laws or regulations that govern us may significantly affect our business.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER ATTEMPTS.  Our charter, bylaws and Nevada law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our stock and may discourage third-party bids. These provisions may reduce any premiums over market price paid to our stockholders for their shares of our stock.

STEPHEN BROCK CAN VOTE AN AGGREGATE OF 76.9% OF OUR OUTSTANDING COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS.  Stephen Brock, a director of the Company and the Company’s President, Secretary, and Treasurer beneficially owns approximately 76.9% of the issued and outstanding shares of our common stock.  Mr. Brock indirectly owns these shares through the Trust.  Accordingly, Mr. Brock will exercise control in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control.  The interests of Mr. Brock may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

WE MAY NOT BE ABLE TO PROTECT OUR INTELLECTUAL PROPERTY.  The greatest ‘product’ to any information based organization is the intellectual property created and “branded” for distribution both as a service and as a component to business activity. It is considered very close to improbable that we would be able to protect the intellectual property rights upon which our business relies.

In an effort to protect and/or curtail our intellectual property, we may pursue certain trademarks, including current brand names, Internet domain names, Web site designs, programs and certain subscriber lists which make up the intellectual property we view as important to our core business. It may be possible for a third party to copy or otherwise obtain or use our intellectual property without authorization or to develop similar technology independently. There can also be no assurance that our business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against us, including claims that by, directly or indirectly, providing hyperlink text links to Web sites operated by third parties, we have infringed upon the proprietary rights of other third parties. Due to the global nature of the Internet, there can be no assurance that obtaining trademark protection in the United States will prevent infringements on our trademarks by parties in other countries. We have not sought or obtained any patents on our proprietary software and data processing applications.

THIRD PARTY SERVICES AND INFORMATION POSTED ON OUR WEBSITES COULD CREATE LIABILITY.  Associated risks with the interrelatedness of information via the Internet can prove a risk in utilizing online information or services provided by third parties or us.  Because materials may be downloaded by the public on Internet services offered by us or the Internet access providers with whom we have relationships, and because third party information may be posted by third parties on our Web site through discussion forums and otherwise, there is the potential that claims will be made against us for defamation, negligence, copyright or trademark infringement or other theories. Such claims have been brought against providers of online services in the past. The imposition of liability based on such claims could materially and adversely impact the business.  Even to the extent such claims do not result in liability, we could incur significant costs in investigating and defending against such claims. The imposition to us of potential liability for information or services carried on or disseminated through our Web site could require implementation of measures to reduce exposure to such liability, which may require the expenditure of substantial resources and limit the attractiveness of services to members and users.  We may post news clippings from other news Web sites on our Web sites with links to the source site. Most publishers currently encourage this practice, although certain publishers may request that we cease posting their stories. We will comply with their request in each case. To the extent that a large majority of news publishers prohibit posting of their stories on our Web sites or begin charging royalty fees for such stories, our Web site traffic could decrease or our costs could increase, thereby adversely impacting our profitability. Our general liability insurance will not cover all potential claims to which we are exposed or may not be adequate to indemnify us for all liability that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, results of operations and financial condition.

Item 3.02  Unregistered Sales of Equity Securities

In October 2004, the Registrant issued 15,326,650 shares of Common Stock in a transaction that was not registered under the Securities Act of 1933 (the “Act”) to the Trust pursuant to the Acquisition.  The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

Item 5.01  Changes in Control of Registrant

As a result of the Acquisition as discussed above under “Item 2.01 Completion of Acquisition or Disposition of Assets,” control of the Registrant shifted to the Trust who beneficially owns 15,326,650 shares (or approximately 76.9%) of the Registrant’s common stock.  Stephen Brock, the Registrant’s President, is the trustee of the Trust.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On October 5, 2004, Jaren Chan Eng Ann, Michael Chang and Horfumi Inagawa resigned as directors of the Registrant.  On that same date, Mr. Ann resigned as the Registrant’s President and Mr. Chang resigned as the Registrant’s Treasurer.

(c)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s President, Secretary and Treasurer.

Stephen Brock, age 47, has served as a director of the Registrant and as the Registrant’s President, Secretary and Treasurer since October 2004, after the Registrant acquired PCMS.  Mr. Brock concurrently serves as President, Secretary and Treasurer of the Subsidiaries.  Mr. Brock has served as President, Secretary and Treasurer of GPT, PWP, NF, and PCMS since their inceptions in May 2000, July 2003, August 1998, and July 2004, respectively.  Mr. Brock also served as President and Director of the Nevada Business Journal from June 1996 to February 2000.  As an entrepreneur, Mr. Brock has formed several companies devoted to the small-cap market.  Mr. Brock is a registered investment advisor.  Mr. Brock holds NASD Series 7, 24, 63, and 65 licenses.    In addition, after attending the University of Maryland, Mr. Brock held an Executive Directorship of the Institute for Constitutional Rights for two years.

Stephen Brock provides office space to us free of charge.

(d)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s sole Director to fill the vacancy created by the resignations, discussed above.

Mr. Brock has not been named to any committees of the Registrant’s Board of Directors, and any committees of the Registrant’s Board of Directors to which Mr. Brock may be named have not been determined, as of the filing of this Report.

Item 8.01  Other Events

As a result of the Acquisition, the Registrant expects to change its name from MyOffiz, Inc. to Public Company Management Corporation.

Item 9.01  Financial Statements and Exhibits

(a)

Financial statements of business acquired to be provided.

(b)

Pro forma financial information to be provided.

(c)

Exhibits.

Exhibit No.	Description

2.1(1)	Exchange Agreement
2.2*	Amended Exchange Agreement

(1)  Filed as Exhibit 10.1 to the Form 8-K filed with the Commission on October 6, 2004, and incorporated herein by reference.

*    Filed herein.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MyOffiz, Inc.

October 12, 2004

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer